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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 2, 2000


                               BRUSH WELLMAN INC.
             (Exact name of registrant as specified in its charter)


             Ohio                       1-7006                   34-0119320
 (State or other jurisdiction    (Commission File No.)         (IRS Employer
       of incorporation)                                     Identification No.)

               17876 St. Clair Avenue, Cleveland, OH          44110
             (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (216) 486-4200


                                       N/A
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On May 2, 2000, Brush Wellman Inc. distributed the press release that is incorporated herein by reference and is being filed as an exhibit to the report on this form.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit      Description of Exhibit
-------      ----------------------

99           Press Release of Brush Wellman Inc. dated May 2, 2000.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BRUSH WELLMAN INC.


                                        By:   /s/ Michael C. Hasychak
                                             -----------------------------------
                                              Michael C. Hasychak
                                              Vice President, Secretary and
                                              Treasurer

Date:  May 9, 2000



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                                  EXHIBIT INDEX

Exhibit           Description of Exhibit
-------           ----------------------

99                Press Release of Brush Wellman Inc., dated May 2, 2000.